Exhibit 10.4

Execution Version

SEVENTEENTH AMENDMENT
TO CREDIT AGREEMENT

This SEVENTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of August [1], 2025, among Loar Holdings Inc., a Delaware corporation (f/k/a Loar Holdings, LLC, “Holdings”), the other Guarantors party hereto, Loar Group Inc., a Delaware corporation (as successor by merger to Loar Merger Sub, Inc., the “Borrower”), the Lenders party hereto (being all of the Term Lenders), and First Eagle Alternative Credit, LLC (as successor by merger to First Eagle Private Credit, LLC (f/k/a NewStar Financial, Inc.)), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” and, together with the Administrative Agent, the “Specified Agents”).

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, the Specified Agents and Citibank, N.A., as administrative agent for the Revolving Lenders and as an Issuing Bank, are parties to that certain Credit Agreement, dated as of October 2, 2017 (as amended by the First Amendment to Credit Agreement, dated as of August 10, 2018, the Second Amendment to Credit Agreement, dated as of October 26, 2018, the Third Amendment to Credit Agreement, dated as of December 21, 2018, the Fourth Amendment to Credit Agreement, dated as of May 17, 2019, the Fifth Amendment to Credit Agreement, dated as of October 16, 2019, the Sixth Amendment to Credit Agreement, dated as of April 2, 2020, the Seventh Amendment to Credit Agreement, dated as of April 17, 2020, the Eighth Amendment to Credit Agreement, dated as of December 28, 2020, the Ninth Amendment to Credit Agreement, dated as of April 1, 2022, the Tenth Amendment to Credit Agreement, dated as of May 20, 2022, the Eleventh Amendment to Credit Agreement, dated as of July 28, 2022, the Twelfth Amendment to Credit Agreement, dated as of June 30, 2023, the Thirteenth Amendment to Credit Agreement, dated as of March 26, 2024, the Fourteenth Amendment to Credit Agreement, dated as of April 10, 2024, the Fifteenth Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of May 10, 2024, the Sixteenth Amendment to Credit Agreement, dated as of August 26, 2024 and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used herein (including in the preamble hereto) that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement); and

WHEREAS, the Loan Parties, the Term Lenders and the Specified Agents are willing to amend the Credit Agreement as set forth in Section 1 of this Amendment in order to reduce the interest rate margins applicable to the Initial Term Loans and the Delayed Draw Term Loans, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1.
Amendments to Credit Agreement. Upon satisfaction (or waiver by the Term Lenders) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(a)
A new defined term “Seventeenth Amendment Effective Date” shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:

“Seventeenth Amendment Effective Date” shall mean August [1], 2025.

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(b)
The defined term “Applicable Loan Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Loan Margin” shall mean, as of any day:

(I) until but not including the Seventeenth Amendment Effective Date, with respect to Initial Term Loans (including, for the avoidance of doubt, the Sixteenth Amendment Incremental Term Loans) and Delayed Draw Term Loans, (a) until delivery of a Compliance Certificate with respect to the first full fiscal quarter ending after the Fifteenth Amendment Effective Date pursuant to Section 5.01(d), (i) 4.75% per annum for Term SOFR Loans and (ii) 3.75% per annum for ABR Loans and (b) thereafter, the following percentages per annum, based upon the Total Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(d):

Pricing Level	Total Net Leverage Ratio	Term SOFR Loans	ABR Loans
1	> 6.25:1.00	5.25%	4.25%
2	< 6.25:1.00 and > 5.50:1.00	5.00%	4.00%
3	< 5.50:1.00	4.75%	3.75%

(I) from and after the Seventeenth Amendment Effective Date, the following percentages per annum, based upon the Total Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(d):

Pricing Level	Total Net Leverage Ratio	Term SOFR Loans	ABR Loans
1	> 5.50:1.00	4.50%	3.50%
2	< 5.50:1.00	4.25%	3.25%

(III) with respect to Revolving Credit Loans and unused Revolving Credit Commitments under the Revolving Facility and Letter of Credit fees, 2.75% per annum for Term SOFR Loans and Letter of Credit fees, (ii) 1.75% per annum for Base Rate Loans and (iii) 0.375% per annum for the Commitment Fee Rate for unused Revolving Credit Commitments.

Any increase or decrease in the Applicable Loan Margin resulting from a change in the Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(d)); provided that, in the case of clauses (I) and (II) above, “Pricing Level 1” (as set forth in the applicable table above) shall automatically apply to the applicable Class as of (x) the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) or (y) the first Business Day after an Event of Default under Section 8.01(a) or (b) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in

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accordance with this definition shall apply); provided, however, that notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Loan Margin for any period shall be subject to Section 2.06(f).

Notwithstanding the foregoing, (x) the Applicable Loan Margin in respect of any Class of (I) Extended Revolving Credit Loans and Extended Revolving Credit Commitments or (II) Extended Term Loans, in each case, established pursuant to an Extension Amendment, shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (y) the Applicable Loan Margin in respect of any Class of Incremental Term Loans or any Class of Incremental Revolving Credit Commitments (and the Incremental Revolving Credit Loans in respect thereof) shall be the applicable percentages per annum set forth in the relevant Incremental Amendment and (z) in the case of the Initial Term Loans and the Delayed Draw Term Loans, the Applicable Loan Margin shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.17(d)(i)(E).”

SECTION 2.
Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Seventeenth Amendment Effective Date”) by which there shall have occurred the prior or concurrent fulfillment of each of the conditions precedent set forth in this Section 2.
(a)
Amendment. There shall have been delivered to the Specified Agents, a counterpart of this Amendment, duly executed by the Borrower, each Term Lender and each other person contemplated to be a party hereto.
(b)
Expenses. All expenses (to the extent invoiced at least three (3) Business Days prior to the Seventeenth Amendment Effective Date (except as otherwise reasonably agreed by the Borrower)) required to be paid to pursuant to Section 11 of this Amendment shall have been paid, or shall be paid substantially concurrently with the occurrence of the Seventeenth Amendment Effective Date.
(c)
Representations and Warranties. The representations and warranties set forth in Section 3 below shall be true and correct in all material respects on and as of the Seventeenth Amendment Effective Date (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects after giving effect to such qualification and other than those representations and warranties that are expressly made as of an earlier specified date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier specified date).
(d)
No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment.
SECTION 3.
Representations and Warranties. On and as of the Seventeenth Amendment Effective Date, each Loan Party represents and warrants to each of the Specified Agents and each of the Term Lenders:
(a)
Authorization; Enforceability. The entering into of the Amendment by each Loan Party is within such Loan Party’s powers and has been duly authorized by all necessary limited liability company, partnership or corporate action on the part of such Loan Party. The Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)
No Conflicts. The entering into of the Amendment by each Loan Party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (1) such as have been obtained or made and are in full force and effect, (2) filings necessary to perfect Liens created by the Loan Documents and (3) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) will not violate the Organizational Documents of any Loan Party; (iii) will not violate any Requirement of Law; (iv) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company; (v) will not violate any order, judgment or decree of any court or other agency of government binding on any Company and (vi) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens; except in the case of clauses (i), (iii), (iv), and (v) to the extent such violation, conflict, breach or default could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(c)
Credit Agreement Representations. The representations and warranties set forth in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Seventeenth Amendment Effective Date (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects after giving effect to such qualification and other than those representations and warranties that are expressly made as of an earlier specified date, in which case such representations and warranties are true and correct in all material respects as of such earlier specified date).
(d)
No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will result immediately after giving effect to this Amendment.
SECTION 4.
Ratification of Liability. As of the Seventeenth Amendment Effective Date, the Borrower and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the Seventeenth Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Amendment, the Amended Credit Agreement or any other Loan Document. As of the Seventeenth Amendment Effective Date, the Borrower and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document). As of the Seventeenth Amendment Effective Date, the Borrower and the other Loan Parties (a) further acknowledge receipt of a copy of the Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed.
SECTION 5.
Reference to and Effect upon the Credit Agreement.
(a)
Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Amended Credit Agreement and other Loan Documents,

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and all rights of the Secured Parties and all of the Obligations, shall remain in full force and effect. As of the Seventeenth Amendment Effective Date, the Borrower and the other Loan Parties hereby confirm that the Amended Credit Agreement and the other Loan Documents are in full force and effect and that neither the Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Amended Credit Agreement or any other Loan Document.
(b)
Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents or (ii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.
(c)
From and after the Seventeenth Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement, as amended by this Amendment and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, the Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(d)
This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.
SECTION 6.
Governing Law; Jurisdiction; Consent to Service of Process. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 10.09(b), (c) and (d) OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.
SECTION 7.
Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Agents or the Lenders listed on the signature pages hereto, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.
Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10.
Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Amended Credit Agreement.

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SECTION 11.
Expenses. The Borrower agrees to pay all reasonable documented out-of-pocket expenses of Paul Hastings LLP, counsel to the Administrative Agent and the Collateral Agent, and Willkie Farr & Gallagher LLP, counsel to the Term Lenders, in connection with the negotiation, preparation, execution and delivery of this Amendment, as well as ongoing reasonable documented out-of-pocket expenses incurred after the Seventeenth Amendment Effective Date in connection herewith, in each case in accordance with Section 10.03 of the Amended Credit Agreement.
SECTION 12.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.
SECTION 13.
Agent Authorization. Each of the undersigned Lenders hereby authorizes the Specified Agents to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf, and by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

+

LOAR GROUP INC.,

as Borrower

By: /s/ Glenn D’Alessandro

Name: Glenn D’Alessandro
Title: Chief Financial Officer

LOAR HOLDINGS INC.,
as Holdings

By: /s/ Glenn D’Alessandro

Name: Glenn D’Alessandro
Title: Chief Financial Officer

XPEDITION HOLDINGS, INC.
AGC ACQUISITION LLC
FREEMAN COMPOSITES COMPANY LLC
AVIATION MANUFACTURING GROUP, LLC
SAF INDUSTRIES LLC
TERRY’S PRECISION PRODUCTS LLC
GENERAL ECOLOGY, INC.
APPLIED ENGINEERING, INC.
MAVERICK MODLING CO.
SMR ACQUISITION LLC

BAM INC.

HYDRA-ELECTRIC COMPANY

PACIFIC PISTON RING CO., INC.

SAFE FLIGHT INSTRUMENT, LLC,

DAC ENGINEERED PRODUCTS, LLC

AOG-SEGINUS HOLDING COMPANY, LLC

SEGINUS AEROSPACE LLC

AOG AVIATION SPARES LLC,

CAV ICE PROTECTION, INC.

APPLIED AVIONICS, LLC

as Guarantors

By: /s/ Glenn D’Alessandro

Name: Glenn D’Alessandro
Title: Chief Financial Officer

[Signature Page to Seventeenth Amendment to Credit Agreement]

ST. JULIAN MATERIALS, LLC, as a Guarantor

By: /s/ Glenn D’Alessandro

Name: Glenn D’Alessandro

Title: Manager

SCHROTH ACQUISITION GMBH, as a Guarantor

By: /s/ Martin Nadol

Name: Martin Nadol

Title: Managing Director

SCHROTH SAFETY PRODUCTS GMBH, as a Guarantor

By: /s/ Martin Nadol

Name: Martin Nadol

Title: Managing Director

SCHROTH SAFETY PRODUCTS LLC, as a Guarantor

By: /s/ Glenn D’Alessandro

Name: Glenn D’Alessandro

Title: Chief Financial Officer

[Signature Page to Seventeenth Amendment to Credit Agreement]

First Eagle ALTernative Credit, LLC (as successor by merger to FIRST EAGLE PRIVATE CREDIT, LLC (f/k/a NEWSTAR FINANCIAL, INC.)), as Administrative Agent and Collateral Agent

By: /s/ Renee Cedorchuk

Name: Renee Cedorchuk
Title: Authorized Signor

[Signature Page to Seventeenth Amendment to Credit Agreement]

BLACKSTONE PRIVATE CREDIT FUND, as a Lender

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED BISON PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED BUSHNELL PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub -

Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Seventeenth Amendment to Credit Agreement]

BCRED CLO 2023-1 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED CLO 2024-2 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED DENALI PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signator

[Signature Page to Seventeenth Amendment to Credit Agreement]

BCRED GRANITE PEAK FUNDING LLC, as a XXXX Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED HAYDON PEAK FUNDING LLC, as an Additional Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

By: /s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Seventeenth Amendment to Credit Agreement]

BCRED MIDDLE PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MML CLO 2021-1 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MML CLO 2022-1 LLC, as a Lender

[Signature Page to Seventeenth Amendment to Credit Agreement]

By: Blackstone Private Credit Fund, as Collateral Manager

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MML CLO 2022-2 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

:

BCRED SUMMIT PEAK FUNDING LLC, as a Lender

[Signature Page to Seventeenth Amendment to Credit Agreement]

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED WINDOM PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, as sole member

By: Blackstone Private Credit Strategies LLC, as

Investment Advisor

By: Blackstone Credit BDC Advisors LLC, as Sub-

Investment Advisor

/s/ Marisa J Beeney

Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Seventeenth Amendment to Credit Agreement]